   As filed with the Securities and Exchange Commission on November 1, 1996.
                            Registration No._______

===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-A
               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                             ACCUSTAFF INCORPORATED
             (Exact name of registrant as specified in its charter)


             Florida                                    59-311665
(State of incorporation or organization)  (I.R.S. Employer Identification No.)


                            6440 Atlantic Boulevard
                          Jacksonville, Florida 32211
                                 (904) 725-5574
          (Address of principal executive offices, including zip code)


Securities to be registered pursuant to Section 12(b) of the Act:

          Title to each class             Name of each exchange on which
          to be so registered             each class is to be registered
          -------------------             ------------------------------
 Common Stock, $.01 par value per share      New York Stock Exchange


Securities to be registered pursuant to Section 12(g) of the Act:

       None


Item 1.  Description of Securities to be Registered.

       The description of the Common Stock of the Registrant registered hereby is incorporated by reference to the description of the Registrant's capital stock set forth in the Registrant's Form S-1 Registration Statement
No. 33-79860, as filed with the Securities and Exchange Commission, and any amendments to such Registration Statement filed subsequently thereto, including any form of Prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended.


Item 2.  Exhibits. (filed with the New York Stock Exchange only)


      1     Annual report on Form 10-K for the year ended December 31, 1995.

      2.    (a)  Quarterly Report on Form 10-Q for the quarter ended
                 June 30, 1996.

            (b) Quarterly Report on Form 10-Q for the quarter ended March 30, 1996.

      3.    Proxy Statement dated May 23, 1996.

      4.    (a)  Articles of Incorporation, as amended.

            (b)  Bylaws, as amended.

      5.    Copy of Stock Certificate.

      6. Annual Report to Shareholders for the fiscal year ended December 31, 1995.





                                   Signature


      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    ACCUSTAFF INCORPORATED


                                    /s/ Derek E. Dewan
                                    --------------------------
                                    Name:  Derek E. Dewan
                                    Title: Chairman, President
                                           and Chief Executive Officer


                                    Date:  November 1, 1996

Item 1.  Description of Securities to be Registered.

       The description of the Common Stock of the Registrant registered hereby is incorporated by reference to the description of the Registrant's capital stock set forth in the Registrant's Form S-1 Registration Statement No. 33-79860, as filed with the Securities and Exchange Commission, and any amendments to such Registration Statement filed subsequently thereto, including any form of Prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended.


Item 2.  Exhibits.  (filed with the New York Stock Exchange only)


      1     Annual report on Form 10-K for the year ended December 31, 1995.

      2.    (a)  Quarterly Report on Form 10-Q for the quarter ended
                 June 30, 1996.

            (b) Quarterly Report on Form 10-Q for the quarter ended March 30, 1996.

      3.    Proxy Statement dated May 23, 1996.

      4.    (a)  Articles of Incorporation, as amended.

            (b)  Bylaws, as amended.

      5.    Copy of Stock Certificate.

      6. Annual Report to Shareholders for the fiscal year ended December 31, 1995.

                                   Signature


      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    ACCUSTAFF INCORPORATED


                                    /s/ Derek E. Dewan
                                    --------------------------
                                    Name:  Derek E. Dewan
                                    Title:  Chairman, President
                                            and Chief Executive Officer


                                    Date:  November 1, 1996